CERTIFICATE PURSUANT TO 18 U.S.C. SUBSECTION 1350

                              EXHIBIT  32.2

                        CERTIFICATION  PURSUANT  TO
                         18  U.S.C.  SECTION  1350,
                         AS  ADOPTED  PURSUANT  TO
              SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In  connection  with  the  Quarterly  Report  of  Prime  Air,  Inc.  (the
"Company") on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated  December  5,  2003            /s/  Wayne  Koch
                                   ------------------------------------
                                   Wayne  Koch
                                   Director  and
                                   Chief  Financial  Officer
                                   (Principal  Financial  Officer)


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